UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 30, 2015 (April 28, 2015)

New Mountain Finance Corporation

(Exact name of co-registrant as specified in its charter)

Delaware	814-00832	27-2978010
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

787 7th Avenue, 48th Floor, New York, NY 10019

(Address of principal executive offices)

Co-Registrant’s telephone number, including area code (212) 720-0300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.   Submission of Matters to a Vote of Security Holders.

New Mountain Finance Corporation (“NMFC”) held its 2015 Annual Meeting of Stockholders on April 28, 2015 and submitted two (2) matters to the vote of stockholders.  A summary of the matters voted upon by the stockholders is set forth below.

Election of Directors:

Stockholders of NMFC elected two nominees for director, each to serve for a three-year term to expire at the 2018 Annual Meeting of Stockholders based on the following votes:

Name	FOR	WITHHELD	Broker Non-Votes
David Ogens	26,734,387	272,679	22,901,109
Adam B. Weinstein	26,678,818	328,248	22,901,109

Ratification of the Appointment of Deloitte & Touche LLP to serve as NMFC’s independent registered public accounting firm for the fiscal year ending December 31, 2015:

Stockholders of NMFC ratified the appointment of Deloitte & Touche LLP to serve as NMFC’s independent registered public accounting firm for the fiscal year ending December 31, 2015 based on the following votes:

FOR	AGAINST	ABSTAINED	Broker Non-Votes
48,744,483	1,032,564	131,128	(0)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrants have duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

NEW MOUNTAIN FINANCE CORPORATION

Date: April 30, 2015	By:	/s/ Paula A. Bosco
		Name:	Paula A. Bosco
		Title:	Corporate Secretary